FLOTEK

ipaa Independent Petroleum Association of America
America's Oil & Gas Producers

OGIS
FLORIDA

Flotek Industries, Inc. Presentation of John Chisholm Chairman and President Flotek Industries, Inc. February 4, 2011 Ft. Lauderdale, Florida Lead. . .Support. . .Accelerate Exhibit 99.2

Disclaimer:  Forward Looking Statements
Certain statements and information included in this presentation constitute “forward–looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements are based on certain assumptions and analyses made by the Company’s
management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. These statements involve known and unknown risks and uncertainties, some of which are outlined in the Company’s most recent 10-K and subsequent
10-Qs, which may cause the actual performance of Flotek to be materially different from any future results expressed or implied in this presentation and the forward-looking statements.  Flotek undertakes no obligation to update any of its forward-looking statements for any reason.

Flotek Today
• Overview & Business Strategy
• 2010 Preliminary Highlights and Accomplishments
• Segment Review & Business Drivers
• Specialty Chemicals
• Drilling Products
• Artificial Lift
• Financial Overview
• 2011 Objectives
• Conclusions

Flotek’s Business Units
•
Houston-based oilfield services company with focus on
value-added drilling, completion and production products.
•
Specialty Chemical Segment
focused on Drilling,
Completing & Production Enhancements for natural gas
and oil drilling. Well-regarded for innovative products that address emerging drilling and completion challenges.
•
Drilling Tools Segment
focused on value-added
downhole tools and motors as well as Teledrift MWD tool.
•
Artificial Lift Segment
focused on production systems for
Coal Bed Methane (CBM) production, primarily in Powder
River Basin. In addition, game-changing production valve
(Petrovalve) used primarily in international heavy oil
applications.

2010 Highlights
•
Financial Highlights (preliminary and unaudited)
• > $145 million in revenue for year
• > $45 million in revenue for 4Q2010. Consistent sequential growth in revenue in each calendar quarter
• Managed and grew cash position of Company. Year-end
cash of $20 million vs. $600,000 in 3Q2009.
• Renegotiated Senior Credit Facility and portion of
convertible debt in March, 2010 to provide needed stability
of lenders and additional capital.
• Reduced Senior Credit Facility by 13% in 2010; Expect
additional reductions by end of 1Q2011.
• Self-funded operations and capital needs in 2010.

2010 Highlights
•
Strengthened leadership team with the Addition of Johnna
Kokenge as Chief Accounting Officer
• More timely and accurate reporting, both internal and external
• Focus on information management systems
• Improved efficiency and accounting support for all Flotek
operations
•
Strengthened Board of Directors
by adding key Board Members: Bud
McGuire (petroleum engineer with global exposure); Mel Cooper (CFO of Forbes Energy)
•
Refocused sales efforts
by (a) Focusing on both key customers as
well as ultimate beneficiaries of Flotek products; (b) Focusing on selling
“all of Flotek” rather than individual products; and (c) Refocusing from sales agents to internal operations.

Chemicals & Logistics Segment
•
Core Competencies
• Proprietary Specialty Chemicals Used in Drilling & Completion including
Cementing, Fracture Stimulation, Acidizing. Protected by Patents and
Trade Secrets
• Key Product: Complex Nano-fluids (microemulsifiers) that are environmentally friendly and used to meaningfully improve production and reservoir integrity in unconventional oil and natural gas completions.
•
Key Business Drivers
• Continued trend toward unconventional resource plays in North America.
• International growth in unconventional resource plays – Flotek chemicals involved in recent activity in Poland, Turkey & Paris Basin
• New product innovations, including focus on liquids, enhanced recovery and basin-specific solutions.
• Marketing penetration to service companies and ultimate beneficiaries with better understanding of positive economic impact of Flotek proprietary chemicals.
• Environmental sensitivity benefits Flotek – First patent focused on “environmentally friendly” chemistry filed in 2003.

Downhole Tool Segment
•
Core Competencies
• Flotek Rental Tools on > 25% of all rigs in the United States, from
“commodity” tools to “specialty” tools and equipment such as drilling motors, jars and stabilizers. 2010 was focused on increasing penetration and stabilizing pricing. 2011 focus on increased service density per well and continued growth in overall market share.
• Key Product: Teledrift Measurement While Drilling (MWD) tool. A leading choice of drillers needing accurate, uninterrupted drilling measurements in vertical section of all wells.
•
Key Business Drivers
• Downhole tool growth in key regions including Oklahoma and Eagleford
• Improvement in market share and pricing in drilling motors – focus on key regions including Barnett, Bakken, Haynesville & Eagleford.
• Teledrift is important focus: Continued growth in domestic markets.
Pricing strength in Permian Basin.
• International growth in Teledrift is key. Focus on Saudi Arabia and Middle
East, Central & South America, Russian Federation.

Artificial Lift Segment
•
Core Competencies
• Full service production and water separation systems for Coal Bed
Methane (CBM), including Electric Submersible Pumps (ESPs) and related assemblies. Full service installation, service & repair and production efficiency analysis.
• Petrovalve mechanical production valves. Alternative to traditional “ball and seat” valve assemblies primarily used in international, heavy oil markets.
•
Key Business Drivers
• Key customer relationships in Powder River CBM. Flotek improved key customer relationships in 2010. (One key customer increased revenue from $42,000 in 2Q2010 to $1.4 million in 3Q2010 which should be sustainable).
• Work to find new markets for niche CBM product applications. Gas price and regulatory considerations will drive opportunities.
• Petrovalve is wildcard. Orders are “lumpy” but margins are superior in international markets.

Select Balance Sheet Data (unaudited)
Outstanding Debt (in millions)
• Senior Secured Debt Due 11/2012 $  33.6
• Secured (Second Lien) Convertible Notes* $  36.0
• Convertible Subordinate Debt* $  75.0
Total Outstanding Debt $ 144.6
*Debt matures in 2/2028; Put/Call Option 2/2013.
Equity Recap
• Shares Outstanding 1/31/2011 38.6
• To be Issued Upon Pfd Conversion 4.4
• Other Potential Issuance (Warrants, Options) 6.0
Total Potential Fully Diluted Common 49.0
Data as of December 31, 2010 except as noted

2011 Financial Objectives & Action Plan
•
Conversion of Preferred Equity to Common Equity
(2/3/2011)
•
Continue to Focus on Balance Sheet Improvement
• Consider options for outstanding convertible debt. Toolbox is more robust than it was a year ago.
• Consider options for more conventional senior-level financing.
• Analyze options for growing cash balances
•
Continue Improvement in Measurement & Reporting
• Implement new accounting and inventory management systems
• Create more dynamic corporate-to-field information sharing
• Focus on relative profitability based on productivity
•
Continuous Improvement in Efficiency and Service from
Leadership Team

2011: Our Objectives
Lead
• Lead in innovation, responsiveness and service quality for our customers in each of our key business units.
• Senior management leads by example, setting the tone and course of success for our front-line team members.
• Lead our industry in performance and returns for our stakeholders.
Support
• Support our customers by anticipating their needs, developing new products and innovative ways to provide “best-in-class” service.
• Support the Flotek team by anticipating their needs, providing the tools for success and listening to every suggestion on how to improve our operations, culture and results.
Accelerate
• Accelerate Innovation
• Accelerate Efficiency and Teamwork
• Accelerate Growth

Flotek Industries, Inc. 2930 West Sam Houston Parkway, North Suite 300 Houston TX 77043 713.849.9911 Lead. . .Support. . .Accelerate